Exhibit A
                                                                       ---------
                                 PROMISSORY NOTE

$700,000                                                       December 22, 1998

     FOR VALUE RECEIVED, the undersigned, Jonathan C. Crane ("Obligor"), hereby promises to pay to the order of Marcam Solutions, Inc., a Delaware corporation (the "Lender"), at its principal office at 95 Wells Avenue, Newton, Massachusetts 02459 or at such other place as may be designated from time to time in writing by Lender, up to a maximum principal sum of Seven Hundred Thousand Dollars ($700,000.00) or such lesser principal amount then outstanding, together with interest in arrears from and including the date hereof on the outstanding principal balance hereunder, compounded semiannually, at a rate equal to [8% per annum][the Applicable Rate (as defined below)]. The principal balance of this Promissory Note, together with any costs of collection and interest accrued thereon, shall be paid on the earlier of (i) October 27, 2001,
(ii) the date 120 days after the expiration or termination of Obligor's employment with Lender under the Employment Agreement, or (iii) if Obligor accepts employment with, or becomes a consultant or advisor to, a person that the Board of Directors of Lender determines in its sole and absolute discretion is a competitor of Lender or otherwise competes with Lender or assists any person in competing with Lender (regardless of whether such action violates any agreement the executive has with Lender) (a "Competitive Activity"), prior to the commencement of Obligor's Competitive Activity. All payments received by Lender hereunder will be applied first to costs of collection, if any, then to interest and the balance to principal. Principal and interest shall be payable in lawful money of the United States of America.

     [Each drawdown under this Promissory Note shall bear interest at the applicable Federal rate in effect on the date of the drawdown under Section 1274(d) of the Internal Revenue Code of 1986, as amended, compounded semiannually (the "Applicable Rate").] Interest shall be calculated on the basis of a year of 360 days consisting of twelve 30-day months. Notwithstanding any other provision of this Promissory Note, Lender does not intend to charge and Obligor shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law; any payments in excess of such maximum shall be refunded to Obligor or credited to reduce the principal hereunder. Interest hereunder shall be payable annually in arrears commencing on December 31, 1999, and continuing on December 31 of each successive year thereafter with a final payment of all unpaid interest at the time of payment of the principal.

     Lender may require repayment of all amounts due pursuant to this Promissory Note at any time when Lender's cash and cash equivalents are less than $10,000,000. Lender may exercise this right by delivering written notice to Obligor demanding repayment of all amounts due pursuant to this Promissory Note. If Lender demands repayment of all amounts due pursuant to this Promissory Note, Obligor shall repay all amounts due pursuant to this Promissory Note within 30 days of such action by Lender.

                            Promissory Note--Page 2

     If Obligor sells any shares of Lender's common stock, par value $.01 per share (the "Common Stock"), now or hereafter beneficially owned by him, Obligor shall use the proceeds received by him from such sale, less any federal or state taxes and brokerage commissions or underwriting discounts Obligor is required to pay as a result of such sale, to permanently repay all amounts due pursuant to this Promissory Note. At the time of such repayment, Obligor shall provide Lender with a statement in reasonable detail setting forth the terms of such sale, the gross proceeds from such sale, and the federal and state taxes and brokerage commissions or underwriting discounts Obligor is required to pay as a result of such sale. The principal amount Obligor is entitled to borrow under this Promissory Note shall be permanently reduced by the amount of any principal repaid pursuant to this paragraph.

     All drawdowns under this Promissory Note and all payments on account of principal and interest hereof (or any portion, installment or drawdown thereon) shall be recorded by Lender and endorsed on the grid which is part of this Promissory Note. The entries on the grid which is part of this Promissory Note shall be prima facie evidence of the amount outstanding hereunder.

     If any day on which a payment is due pursuant to the terms of this Promissory Note is not a day on which banks in the Commonwealth of Massachusetts are generally open (a "Business Day"), such payment shall be due on the next Business Day following.

     This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part.

     This Promissory Note shall, at the option of the holder hereof, become due and payable without notice or demand, upon the occurrence of the failure of Obligor to pay any principal or interest after such principal or within three
(3) Business Days after such interest becomes due hereunder.

     If this Promissory Note is not paid in accordance with its terms, Obligor shall pay to Lender, in addition to principal and accrued interest thereon, all costs of collection of the principal and accrued interest, including reasonable attorneys' fees, court costs and other costs for the enforcement of payment of this Promissory Note.

     No waiver of any obligation of Obligor under this Promissory Note shall be effective unless it is in a writing signed by Lender. A waiver by Lender of any right or remedy under this Promissory Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

     Any notice required or permitted under this Promissory Note shall be in writing and shall be deemed to have been given on the date of delivery, if personally delivered to the party to whom notice is to be given, or on the fifth business day after mailing, if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, and addressed to the addressee at the address of the addressee set forth herein, or to the most recent address, specified by written notice, given to the sender pursuant to this paragraph.

                             Promissory Note--Page 3

     This Promissory Note is delivered in and shall be enforceable in accordance with the laws of the Commonwealth of Massachusetts, and shall be construed in accordance therewith, in each case without giving effect to the principles of conflicts of laws thereof, and shall have the effect of a sealed instrument.

     Obligor hereby expressly waives presentment, demand, and protest, notice of demand, dishonor and nonpayment of this Promissory Note, and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement hereof, and hereby consents to any delays, extensions of time, renewals, waivers or modifications that may be granted or consented to by the holder hereof with respect to the time of payment or any other provision hereof.

     In the event any one or more of the provisions of this Promissory Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Promissory Note operate or would prospectively operate to invalidate this Promissory Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Promissory Note and the remaining provisions of this Promissory Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

     IN WITNESS WHEREOF the undersigned has executed this Promissory Note under seal on the date first above written.



                                                     /s/ Jonathan C. Crane
                                                     ---------------------------
                                                     Jonathan C. Crane

                                                     Address:
                                                     Leonard Lane Spur
                                                     Woodstock, VT 05901

                             Promissory Note--Page 4


                 Amount of       Applicable        Amount of      Amount of     Outstanding
                Drawdown or       Interest         Principal       Interest      Principal        Notation
    Date          Advance           Rate             Paid            Paid         Balance          Made By
    ----        -----------     -------------   --------------    ---------     -----------       --------